                                                                   Exhibit 23.2


                          Independent Auditors' Consent


The Partners
CapRock Fiber Network Ltd.

We consent to the incorporation by reference herein of our report on the balance sheet of CapRock Fiber Network Ltd., as of December 31, 1997, and the related statements of operations, partners' deficit and cash flows for the year then ended, which report appears in Registration Statement No. 333-64699 on Form S-4.

                                       KPMG PEAT MARWICK LLP

Dallas, Texas
November 6, 1998